[LOGO] SECURITY BENEFIT(SM)
                                                     Security Distributors, Inc.




PROSPECTUS                                                    May 1, 2006
                                                              As supplemented
                                                              September 29, 2006



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NEA VALUEBUILDER RETIREMENT INCOME DIRECTOR VARIABLE ANNUITY
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                                                               -----------------
                                                               Important Privacy
                                                                Notice Included

                                                                 See Back Cover
                                                               -----------------

          NEA VALUEBUILDER RETIREMENT INCOME DIRECTOR VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT


                  ISSUED BY:                      MAILING ADDRESS:
          SECURITY BENEFIT LIFE               SECURITY BENEFIT LIFE
            INSURANCE COMPANY                   INSURANCE COMPANY
          ONE SECURITY BENEFIT PLACE          P.O. BOX 750497
          TOPEKA, KANSAS 66636-0001           TOPEKA, KANSAS 66675-0497
          1-800-NEA-VALU
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   This  Prospectus  describes a flexible  purchase  payment  deferred  variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement.


   You may allocate your Purchase Payments to one or more of the Subaccounts that comprise a separate account of the Company, the Variable Annuity Account
XIV. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:


o  AIM Basic Value                          o  Lehman Brothers Core Bond
o  AIM Mid Cap Core Equity                  o  Neuberger Berman
o  AIM Small Cap Growth                          Socially Responsive
o  AIM Large Cap Growth                     o  PIMCO High Yield
     (formerly AIM Blue Chip)               o  Security Capital Preservation
o  AIM Dynamics                             o  Security Diversified Income
o  AIM Technology                           o  Security Income Opportunity
o  American Century Investments             o  Security Equity
     Equity Income                          o  Security Global
o  American Century                         o  Security Mid Cap Value
     Investments Heritage                   o  Security Select 25
o  American Century Investments             o  Security Small Cap Growth
     International Growth                   o  Security Large Cap Value
o  American Century Investments Select      o  Security Mid Cap Growth
o  Ariel(R)                                 o  Van Kampen Aggressive Growth
o  Calamos Growth                           o  Van Kampen Comstock
o  Calamos Growth and Income                o  Van Kampen Equity and Income
o  Dreyfus Appreciation                     o  Wells Fargo Advantage Growth
o  Dreyfus General Money Market             o  Wells Fargo Advantage
o  Dreyfus Midcap Value                          Growth and Income
o  Dreyfus Premier Strategic Value          o  Wells Fargo Advantage Opportunity
o  Fidelity(R) Advisor Dividend Growth      o  Wells Fargo Advantage
o  Fidelity(R) Advisor Value Strategies          Small Cap Value


   Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. No minimum amount of Contract Value is guaranteed.

   When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."


   This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2006 and supplemented September 29, 2006, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place,


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   THE SECURITIES AND EXCHANGE  COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

   THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT CAN GO UP AND DOWN AND YOU COULD LOSE MONEY.



DATE: MAY 1, 2006, AS SUPPLEMENTED SEPTEMBER 29, 2006

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   The variable annuity covered by this Prospectus is the subject of a pending patent application in the United States Patent and Trademark Office.
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
Topeka, Kansas 66636 or by calling 1-800-NEA-VALU. The table of contents of the Statement of Additional Information is set forth on page 44 of this Prospectus.


   The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and NEA's Member Benefits Corporation ("MBC"), a wholly-owned subsidiary of The National Education Association of the United States (the "NEA"). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Valuebuilder Program (subject to limited exceptions), and MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer and does not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See "Information About the Company, the Separate Account, and the Funds" for more information.


   The SEC maintains a web site (http://www.sec.gov) that contains the Statement
of  Additional  Information,   material  incorporated  by  reference  and  other
information regarding companies that file electronically with the SEC.

                                TABLE OF CONTENTS

                                                                            Page
DEFINITIONS.................................................................  4

SUMMARY.....................................................................  6
   Purpose of the Contract..................................................  6
   The Separate Account and the Funds.......................................  6
   Purchase Payments........................................................  6
   Contract Benefits........................................................  6
   Rider Benefits...........................................................  6
   Waiver of Withdrawal Charge - Hardship...................................  6
   Free-Look Right..........................................................  7
   Charges and Deductions...................................................  7
   Tax-Free Exchanges.......................................................  8
   Contacting the Company...................................................  8

EXPENSE TABLE...............................................................  9
   Contract Owner Transaction Expenses......................................  9
   Periodic Expenses........................................................  9
   Example.................................................................. 10

CONDENSED FINANCIAL INFORMATION............................................. 11

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS.......... 14
   Security Benefit Life Insurance Company.................................. 14
   NEA Valuebuilder Program................................................. 14
   Published Ratings........................................................ 15
   Separate Account......................................................... 15
   Underlying Funds......................................................... 15

THE CONTRACT................................................................ 16
   General.................................................................. 16
   Application for a Contract............................................... 17
   Rider Benefits........................................................... 17
   Waiver of Withdrawal Charge - Hardship................................... 21
   Purchase Payments........................................................ 21
   Allocation of Purchase Payments.......................................... 22
   Dollar Cost Averaging Option............................................. 22
   Asset Reallocation Option................................................ 23
   Transfers of Contract Value.............................................. 24
   Contract Value........................................................... 26
   Determination of Contract Value.......................................... 26
   Cut-Off Times............................................................ 27
   Full and Partial Withdrawals............................................. 27
   Systematic Withdrawals................................................... 28
   Free-Look Right.......................................................... 28
   Death Benefit............................................................ 29
   Distribution Requirements................................................ 29
   Death of the Annuitant................................................... 29

CHARGES AND DEDUCTIONS...................................................... 29
   Contingent Deferred Sales Charge......................................... 29
   Mortality and Expense Risk Charge........................................ 30
   Administration Charge.................................................... 30
   Rider Charge............................................................. 30
   Premium Tax Charge....................................................... 31
   Investment Adviser Charge................................................ 31
   Other Charges............................................................ 31
   Variations in Charges.................................................... 31
   Guarantee of Certain Charges............................................. 31
   Underlying Fund Expenses................................................. 31

ANNUITY PERIOD.............................................................. 31
   General.................................................................. 31
   Annuity Options.......................................................... 32
   Selection of an Option................................................... 34

MORE ABOUT THE CONTRACT..................................................... 34
   Ownership................................................................ 34
   Designation and Change of Beneficiary.................................... 34
   Dividends................................................................ 34
   Payments from the Separate Account....................................... 34
   Proof of Age and Survival................................................ 35
   Misstatements............................................................ 35
   Restrictions on Withdrawals from Qualified Plans......................... 35
   Restrictions under the Texas Optional Retirement Program................. 35

FEDERAL TAX MATTERS......................................................... 35
   Introduction............................................................. 35
   Tax Status of the Company and the Separate Account....................... 36
   Qualified Plans.......................................................... 36

OTHER INFORMATION........................................................... 39
   Voting of Underlying Fund Shares......................................... 39
   Substitution of Investments.............................................. 40
   Changes to Comply with Law and Amendments................................ 40
   Reports to Owners........................................................ 40
   Electronic Privileges.................................................... 41
   Legal Proceedings........................................................ 41
   Sale of the Contract..................................................... 41
   Legal Matters............................................................ 43

PERFORMANCE INFORMATION..................................................... 43

ADDITIONAL INFORMATION...................................................... 43
   Registration Statement................................................... 43
   Financial Statements..................................................... 44

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION................... 44

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS.............................. 45

APPENDIX A - IRA Disclosure Statement

APPENDIX B - Roth IRA Disclosure Statement

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YOU MAY NOT BE ABLE TO  PURCHASE  THE  CONTRACT  IN YOUR  STATE.  YOU SHOULD NOT
CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
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                                        3

DEFINITIONS

   Various terms commonly used in this Prospectus are defined as follows:

ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.

ADMINISTRATIVE OFFICE -- The Annuity Administration Department of the Company, P.O. Box 750497, Topeka, Kansas 66675-0497.

ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

ANNUITY START DATE -- The date when annuity payments begin as elected by the Owner.

ANNUITY UNIT -- A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.

AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction arrangement.

BENEFIT AMOUNT -- An amount equal to Contract Value at the close of the final GMAB Term or, if you elected early termination of a GMAB Term, Contract Value on the date the Company received notice of such termination.

CONTRACT DATE -- The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

CONTRACT VALUE -- The total value of your Contract which consists of amounts allocated to the Subaccounts as of any Valuation Date.

CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB") -- A benefit under which the Company will apply an additional amount to your Contract at the close of the GMAB Term if your Contract Value on that date is less than the minimum amount specified under the terms of the Rider.

GMAB TERM -- The initial period of two to 15 years (no partial years are permitted), as you elect in the application, which starts on the Contract Date and ends on the applicable Contract Anniversary. If you elect a new GMAB Term, it will start on the Valuation Date following the close of the prior GMAB Term and will end on the applicable anniversary of the start date of that GMAB Term. If a GMAB Term closes on a date that is not a Valuation Date, the GMAB Term will close on the next following Valuation Date. The final GMAB Term is the GMAB Term in which no new GMAB Term is elected.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB") -- A benefit under which the Company guarantees that you may make withdrawals of up to a specified amount each year during the GMWB Term until the Remaining Benefit Amount is reduced to $0.

GMWB TERM -- The period that starts on the Valuation Date immediately following the close of the final GMAB Term and ends on the date of termination of the GMWB.

GMWB YEAR -- GMWB Years are measured from the Valuation Date immediately following the close of the final GMAB Term or, in the event of a Reset, from the Reset Date.

INVESTMENT ADVISER -- The investment adviser, Morningstar Associates, LLC, which is engaged by the Owner to provide investment management services in connection with Contract Value as a condition of issuance of the Rider. Under the Contract, "Investment Adviser" also means any replacement investment adviser designated by an affiliate of the Company.

OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

PARTICIPANT -- A Participant under a Qualified Plan.

PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

REMAINING BENEFIT AMOUNT -- The amount available for future withdrawals under the GMWB. The Remaining Benefit Amount initially is equal to the Benefit Amount, which is reduced as you take withdrawals each year. The Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount."

RESET -- An increase in the Remaining Benefit Amount under the GMWB to an amount equal to 100% of Contract Value on the Reset Date.

RESET DATE -- Any Valuation Date after the fifth anniversary of the Valuation Date immediately following the close of the final GMAB Term on which the Company accepts your election of a Reset. Any subsequent Reset Date shall be on or after the fifth anniversary of the most recent Reset Date.

RIDER -- The Rider issued with the Contract, which provides the GMAB and GMWB, as discussed under "Rider Benefits."

SEPARATE ACCOUNT -- The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

UNDERLYING FUND -- A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value, less any applicable withdrawal charges, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

   This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract.

PURPOSE OF THE CONTRACT -- The flexible purchase payment deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement.

   You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). Please see the discussion under "The Contract" for more detailed information.

THE SEPARATE ACCOUNT AND THE FUNDS -- The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account."

   You may allocate your Purchase Payments among the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has a different investment objective and policies. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

PURCHASE PAYMENTS -- Your initial Purchase Payment must be at least $25,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 under an Automatic Investment Program). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts, subject to certain restrictions as described in "The Contract."

   At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value. See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

   The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

RIDER BENEFITS -- The Contract is issued with a Rider that provides the following benefits:

o  Guaranteed Minimum Accumulation Benefit ("GMAB"); and
o  Guaranteed Minimum Withdrawal Benefit ("GMWB").

The Rider is issued by the Company on the condition that you have engaged Morningstar Associates, LLC (the "Investment Adviser") to provide investment management services in connection with your Contract Value. The Investment Adviser will have discretion over the allocation of your Contract Value among the various Subaccounts, including the discretion to change the allocation among Subaccounts from time to time, but not including authority to withdraw Contract Value. The Investment Adviser will select your asset allocation based primarily on the length of your GMAB Term (please see target asset allocations for each GMAB Term set forth in the table under "Rider Benefits - Asset Allocation"). The Investment Adviser will make minor adjustments to the target asset allocation based upon any additional personal information that you may provide, including your answers to the Investment Adviser's risk tolerance questionnaire and/or information about outside accounts. For more information about the Investment Adviser and its services, please see "Rider Benefits -- Investment Adviser" and "Rider Benefits -- Asset Allocation."

   IF  YOU  TERMINATE  THE  INVESTMENT   ADVISER'S  SERVICES,   THE  RIDER  WILL
AUTOMATICALLY TERMINATE AS OF THE DATE THE COMPANY RECEIVES NOTICE OF SUCH TERMINATION.

   The Company does not impose any limitations on the Investment Adviser's management of Contract Value, or the Subaccounts to which the Investment Adviser may allocate Contract Value. The Investment Adviser plans to reallocate your Contract Value among the Subaccounts at a minimum on a quarterly basis. The Investment Adviser does not guarantee the results of any advice or recommendation provided in connection with your Contract Value. More information about the Investment Adviser and the advisory relationship will be provided at the time you engage the Investment Adviser to provide the investment management services. The Investment Adviser and the Company are not affiliated. The Investment Adviser provides no services to the Owner other than those described in the advisory agreement between the Owner and the Investment Adviser. For more information about the Rider, please see "Rider Benefits."

WAIVER OF WITHDRAWAL CHARGE -- HARDSHIP -- The Contract makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require you to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this waiver provision, no additional Purchase Payments may be made to the Contract. See "Waiver of Withdrawal Charge--Hardship."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract.
Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.

   Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.

   CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a "withdrawal charge"). The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount defined as follows.

   The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the GMWB, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

   The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                     --------------------------------------
                     PURCHASE PAYMENT AGE        WITHDRAWAL
                          (IN YEARS)               CHARGE
                     --------------------------------------
                               1                     8%
                               2                     8%
                               3                     7%
                               4                     6%
                               5                     5%
                               6                     4%
                               7                     3%
                               8                     2%
                               9                     1%
                          10 and over                0%
                     --------------------------------------

   The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) annuity options that provide for payments for life, or a period of at least seven years. See "Contingent Deferred Sales Charge."

   MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily charge equal to 1.10%, on an annual basis, of each Subaccount's average daily net assets. During the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amount set forth above. The Company will deduct this charge for the life of the Contract beginning on the Contract Date. See "Mortality and Expense Risk Charge."

   ADMINISTRATION CHARGE. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. See "Administration Charge."

   RIDER CHARGE. The Company deducts a monthly charge for the risks assumed by the Company under the Rider in an amount equal to 0.43%, on an annual basis, of amounts allocated to the Subaccounts under your Contract. The Company will deduct the Rider charge while the Rider is in force. (See "Rider Benefits" for a discussion of the circumstances under which the Rider will terminate.) The Company may increase the charge for this Rider upon election of a Reset or a new GMAB Term, or upon reinstatement of the Rider, as discussed under "Rider Benefits." The Company reserves the right to increase the Rider charge at the time of any such Reset or the start of a new GMAB Term or upon reinstatement; however, the Company guarantees the Rider charge upon increase will not exceed 1.50% on an annual basis. The Company determines the amount of the monthly Rider charge by multiplying the annual charge by 1/12 times the amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted. See "Rider Charge."

   PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

   INVESTMENT ADVISER CHARGE. As a condition of purchase of the Rider, you are required to engage the Investment Adviser to provide investment management services in connection with your Contract Value. The Investment Adviser charges a fee for such services in an amount equal to 0.12%, on an annual basis, of amounts allocated to the Subaccounts under your Contract. The Investment Adviser charge is not fixed or specified under the terms of your Contract and is subject to change by the Investment Adviser; provided, however, that the Company guarantees that the charge will not exceed 0.50% on an annual basis. The Company deducts the charge on a monthly basis and promptly pays such amounts to the Investment Adviser. The Company determines the amount of the monthly Investment Adviser charge by multiplying the annual charge by 1/12 times the amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted. The Company will stop assessing the monthly Investment Adviser charge upon receipt of notice from you or the Investment Adviser that you have terminated the Investment Adviser's services. In addition, the Rider will automatically terminate upon the Company's receipt of notice of such termination. See "Investment Adviser Charge" and "Rider Benefits."

   OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

   The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-NEA-VALU.

EXPENSE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

================================================================================
CONTRACT  OWNER  TRANSACTION   EXPENSES  are  fees  and
expenses  that  you will  pay  when  you  purchase  the
Contract or make  withdrawals  from the  Contract.  The
information below does not reflect state premium taxes,
which may be  applicable to your  Contract.  During the
Annuity Period,  the Company may impose  different fees
and expenses not reflected in the  following  tables or
Example. See "Mortality and Expense Risk Charge."
--------------------------------------------------------------------------------
   Sales Load on Purchase Payments                           None
--------------------------------------------------------------------------------
   Deferred Sales Charge (as a percentage of amount
   withdrawn attributable to Purchase Payments)(1)           8%
--------------------------------------------------------------------------------
   Transfer Fee (per transfer)                               None
--------------------------------------------------------------------------------
PERIODIC  EXPENSES are fees and expenses  that you will
pay  periodically  during  the  time  that  you own the
Contract,  not  including  fees  and  expenses  of  the
Underlying Funds.
--------------------------------------------------------------------------------
   Separate Account Annual Expenses
   (as a percentage of average                              Current   Guaranteed
   Subaccount daily net assets)                             Charges    Charges
--------------------------------------------------------------------------------
     Annual Mortality and Expense Risk Charge(2)             1.10%      1.10%
--------------------------------------------------------------------------------
     Annual Administration Charge                            0.15%      0.15%
--------------------------------------------------------------------------------
     Annual Rider Charge(3)                                  0.43%      1.50%
--------------------------------------------------------------------------------
     Annual Investment Adviser Charge(4)                     0.12%      0.50%*
--------------------------------------------------------------------------------
     Total Separate Account Annual Expenses                  1.80%      3.25%
--------------------------------------------------------------------------------
(1) The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. A free withdrawal is available in each Contract Year equal to (1) 10% of Purchase Payments in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See "Full and Partial Withdrawals" and "Contingent Deferred Sales Charge" for more information.

(2) During the Annuity Period, the mortality and expense risk charge under Options 5 and 6 is calculated and deducted as set forth above. However, during the Annuity Period, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above. See the discussion under "Mortality and Expense Risk Charge."

(3) The Company may increase the Rider charge if you elect a Reset or a new GMAB Term or upon reinstatement of the Rider; the Company guarantees that if the Rider charge is increased, it will not exceed 1.50% on an annual basis. Please see the discussion under "Rider Charge." The Company guarantees the current Rider charge of 0.43% on an annual basis; provided that you do not elect a Reset or a new GMAB Term or effect a reinstatement. The Rider charge is deducted monthly as a percentage of amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted.

(4) As a condition of purchase of the Rider, the Company requires that you engage the Investment Adviser to provide investment management services in connection with your Contract Value. The Investment Adviser charges a fee for its services in an amount equal to 0.12%, on an annual basis, of your Contract Value. The Investment Adviser charge is deducted monthly as a percentage of amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted.

*THE INVESTMENT  ADVISER CHARGE IS NOT SPECIFIED OR FIXED UNDER THE TERMS OF THE
 CONTRACT AND IS SUBJECT TO CHANGE BY THE INVESTMENT ADVISER; PROVIDED, HOWEVER, THAT THE COMPANY GUARANTEES THAT THE CHARGE WILL NOT EXCEED 0.50% ON AN ANNUAL BASIS.
================================================================================

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

================================================================================
                                                             MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses(1)            0.78%       2.57%
--------------------------------------------------------------------------------
(1) Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2005, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2005. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
================================================================================

EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, guaranteed (rather than current) separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of any of the Underlying Funds and the Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

================================================================================
                                                 1        3        5        10
                                               YEAR     YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
If you surrender your Contract at the
end of the applicable time period              $1,296   $2,342   $3,284   $5,587
--------------------------------------------------------------------------------
If you do not surrender or you
annuitize your Contract(1)                     $  580   $1,725   $2,851   $5,587
--------------------------------------------------------------------------------
(1) Although this Example assumes that no withdrawal charges apply if you annuitize your Contract, your annuity payments will be subject to a withdrawal charge if your annuity payments are based upon Purchase Payments that have been held under the Contract for less than nine years and you have elected a non-life annuity option that provides for payments for a period of less than seven years. In such event, the Company will impose a withdrawal charge on that portion of any annuity payment consisting of Purchase Payments that have been held under the Contract for less than nine years.
================================================================================

CONDENSED FINANCIAL INFORMATION

   The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for the following periods ended December 31. Because the Neuberger Berman Socially
Responsive and Security Select 25 Subaccounts were not in existence as of December 31, 2005, accumulation unit values for these Subaccounts have not been provided.

================================================================================
                                                                        2005(1)
--------------------------------------------------------------------------------
AIM BASIC VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.03
   End of period..................................................       $10.40
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AIM MID CAP CORE EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.42
   End of period..................................................       $10.59
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AIM SMALL CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.43
   End of period..................................................       $10.82
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AIM LARGE CAP GROWTH (FORMERLY AIM BLUE CHIP)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.82
   End of period..................................................       $10.19
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AIM DYNAMICS (FORMERLY INVESCO DYNAMICS)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.49
   End of period..................................................       $10.86
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AIM TECHNOLOGY (FORMERLY INVESCO TECHNOLOGY)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.95
   End of period..................................................       $10.44
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS EQUITY INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.99
   End of period..................................................       $10.01
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS HERITAGE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $11.22
   End of period..................................................       $11.91
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.57
   End of period..................................................       $11.12
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS SELECT
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.64
   End of period..................................................       $ 9.96
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
ARIEL(R)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.24
   End of period..................................................       $10.08
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
CALAMOS GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.21
   End of period..................................................       $10.99
Accumulation units outstanding at the end of period...............            0
================================================================================

================================================================================
                                                                        2005(1)
--------------------------------------------------------------------------------
CALAMOS GROWTH AND INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.53
   End of period..................................................       $10.72
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
DREYFUS APPRECIATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.17
   End of period..................................................       $10.13
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
DREYFUS GENERAL MONEY MARKET
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.85
   End of period..................................................       $ 9.80
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
DREYFUS MIDCAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.41
   End of period..................................................       $10.89
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
DREYFUS PREMIER STRATEGIC VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.26
   End of period..................................................       $10.68
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
FIDELITY(R) ADVISOR DIVIDEND GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.83
   End of period..................................................       $10.19
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
FIDELITY(R) ADVISOR VALUE STRATEGIES
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.94
   End of period..................................................       $10.45
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
LEHMAN BROTHERS CORE BOND (FORMERLY ARIEL PREMIER BOND)(2)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.92
   End of period..................................................       $ 9.78
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
PIMCO HIGH YIELD
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.04
   End of period..................................................       $10.01
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY CAPITAL PRESERVATION
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.84
   End of period..................................................       $ 9.75
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY DIVERSIFIED INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.87
   End of period..................................................       $ 9.73
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY INCOME OPPORTUNITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.04
   End of period..................................................       $10.00
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY EQUITY
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.84
   End of period..................................................       $10.19
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY GLOBAL
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.92
   End of period..................................................       $11.39
Accumulation units outstanding at the end of period...............            0
================================================================================

================================================================================
                                                                        2005(1)
--------------------------------------------------------------------------------
SECURITY LARGE CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.69
   End of period..................................................       $10.13
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY MID CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.78
   End of period..................................................       $11.54
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.27
   End of period..................................................       $10.65
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY SOCIAL AWARENESS
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.83
   End of period..................................................       $10.29
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY LARGE CAP VALUE
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.40
   End of period..................................................       $10.79
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
SECURITY MID CAP GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.46
   End of period..................................................       $10.95
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.65
   End of period..................................................       $11.14
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.98
   End of period..................................................       $10.33
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.48
   End of period..................................................       $10.56
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GROWTH (FORMERLY STRONG GROWTH 20)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.35
   End of period..................................................       $11.13
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE GROWTH AND INCOME
(FORMERLY STRONG GROWTH AND INCOME)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $ 9.46
   End of period..................................................       $ 9.79
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE OPPORTUNITY
(FORMERLY STRONG OPPORTUNITY)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $10.37
   End of period..................................................       $10.64
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE SMALL CAP VALUE
(FORMERLY STRONG ADVISOR SMALL CAP VALUE)
--------------------------------------------------------------------------------
Accumulation unit value:
   Beginning of period............................................       $11.33
   End of period..................................................       $11.38
Accumulation units outstanding at the end of period...............            0
--------------------------------------------------------------------------------
(1)  From September 21. 2005 (date of inception) to December 31, 2005.

(2) Ariel Premier Bond Fund converted to the Lehman Brothers Core Bond Fund, effective June 10, 2005.
================================================================================

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

   On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

   The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2005, the Company had total assets of approximately $12.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $15.7 billion.

   The Principal Underwriter for the Contract is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation, a financial services holding company, which is wholly owned by Security Benefit Mutual Holding Company.


NEA VALUEBUILDER PROGRAM -- The NEA Valuebuilder Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members ("NEA Valuebuilder products"). The Contract is made available under the NEA Valuebuilder Program pursuant to an agreement (the "Agreement") between the Company (and certain of its affiliates) and NEA's Member Benefits Corporation ("MBC"), a wholly-owned subsidiary of The National Education Association of the United States (the "NEA"). Certain local school districts do not allow NEA Valuebuilder products to be made available in their district; as a result, the NEA Valuebuilder Program may not be available in all districts.

   Under the Agreement:

o The Company and its affiliates have the exclusive right to offer NEA Valuebuilder products, including the Contract, under the NEA Valuebuilder Program. However, employers of NEA members are not required to make available NEA Valuebuilder products, and NEA members are not required to select products from any particular provider.

o During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Valuebuilder products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA's website.

o MBC promotes the NEA Valuebuilder Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Valuebuilder Program (e.g., evaluating the effectiveness of the NEA Valuebuilder Program, monitoring the satisfaction of NEA members with the NEA Valuebuilder Program, conducting quality assurance work, and providing feedback concerning customer satisfaction with the NEA Valuebuilder Program).

o MBC provides marketing and other services in connection with the NEA Valuebuilder Program.

   Pursuant to the Agreement, the Company pays MBC a fee based in part on the average assets invested in NEA Valuebuilder products under the Agreement. During the fiscal year ended December 31, 2005, the Company paid MBC approximately $166,666 per month. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.


   Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.


   MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Valuebuilder Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1-800-637-4636.

   OTHER INFORMATION. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members' access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.


PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

   The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

   The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies. Shares of each Underlying Fund are available to the general public. A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

   PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CALLING 1-800-NEA-VALU.

   ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE PAYMENTS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services the Company (or its affiliates) provides. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, issuing, distributing, and administering the Contract.

   12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The Company and SDI anticipate they will receive 12b-1 fees ranging from 0.00% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis.

   ADMINISTRATIVE PAYMENTS. The Company (or its affiliates) also receives from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds) a servicing fee for administrative and other services the Company (or its affiliates) provides relating to Separate Account operations. These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Payments of fees under these agreements do not increase the fees or expenses paid by the Underlying Funds or their shareholders. The Company and its affiliates anticipate they will receive administrative payments that range from 0.05% to 0.50% of the average net assets of the Contract invested in the Underlying Fund on an annual basis. The Company may also receive a servicing fee from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract invested in the Underlying Fund.

   OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

   For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

   TOTAL PAYMENTS. The Company and its affiliates, including SDI, anticipate they will receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and administrative payments that range in total from 0.25% to 0.55% of the average net assets of the Contract invested in the Underlying Funds on an annual basis. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

   SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will compensate the Company for providing administrative, marketing, and support services, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant Owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is a flexible Purchase Payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.

   The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code

("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

   The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

RIDER BENEFITS -- The Contract is issued with a Rider that provides the following benefits:

o  Guaranteed Minimum Accumulation Benefit ("GMAB"); and
o  Guaranteed Minimum Withdrawal Benefit ("GMWB").

The Rider is issued by the Company on the condition that you have engaged Morningstar Associates, LLC (the "Investment Adviser") to provide investment management services in connection with your Contract Value. The Investment Adviser will have discretion over the allocation of your Contract Value among the various Subaccounts, including the discretion to change the allocation among Subaccounts from time to time, but not including authority to withdraw Contract Value. The Investment Adviser will select your asset allocation based primarily on the length of your GMAB Term (please see target asset allocations for each GMAB Term set forth in the table under "Rider Benefits - Asset Allocation"). The Investment Adviser will make minor adjustments to the target asset allocation based upon any additional personal information that you may provide, including your answers to the Investment Adviser's risk tolerance questionnaire and/or information about outside accounts. For more information about the Investment Adviser and its services, please see "Rider Benefits -- Investment Adviser" and "Rider Benefits -- Asset Allocation" below.

   IF YOU TERMINATE THE INVESTMENT ADVISER'S SERVICES, THE RIDER WILL AUTOMATICALLY TERMINATE AS OF THE DATE THE COMPANY RECEIVES NOTICE OF SUCH TERMINATION FROM YOU OR THE INVESTMENT ADVISER. Under the terms of the Rider, the Company reserves the right to restrict your ability to make Purchase Payments at any time while the Rider is in effect. As a result, it is possible that you would not be able to make Purchase Payments after the initial Purchase Payment to take advantage of Rider benefits associated with such additional Purchase Payments, for example, the benefit of the GMAB with respect to Purchase Payments received within the first Contract Year for an initial GMAB Term of six to ten years. The Rider benefits are described in more detail below.

   GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). The Company will apply an additional amount to your Contract if Contract Value at the close of the GMAB Term that you select (a specified term of two to 15 years) is less than the GMAB amount (as defined below). The additional amount will be equal to the difference between the Contract Value at the close of the GMAB Term and the GMAB amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if your Contract Value is greater than the GMAB amount on the last day of the GMAB Term.

   Upon your application for the Contract, you must select a GMAB Term of two to 15 years (no partial years are permitted). The "initial GMAB Term" starts on the Contract Date and ends on the applicable Contract Anniversary.

   At the close of the initial GMAB Term, the "GMAB amount" is equal to the applicable percentage of the applicable Purchase Payments, as set forth in the table below, reduced by a pro rata adjustment for any withdrawals during the GMAB Term. The adjustment for each such withdrawal is calculated by multiplying the GMAB amount immediately prior to the withdrawal, by the ratio of (1) to (2) where (1) is the amount of the withdrawal, including any applicable withdrawal charges or premium taxes, and (2) is the amount of Contract Value immediately prior to the withdrawal.

      ===================================================================
                        GMAB AMOUNT FOR INITIAL GMAB TERM
      -------------------------------------------------------------------
         INITIAL                                  APPLICABLE
        GMAB TERM        APPLICABLE %          PURCHASE PAYMENTS
      -------------------------------------------------------------------
       2 to 5 years           95%         Initial Purchase Payment
      -------------------------------------------------------------------
      6 to 10 years          100%         Purchase Payments received
                                          during first Contract Year
      -------------------------------------------------------------------
      11 to 15 years         105%         Purchase Payments received
                                          during first two Contract Years
      ===================================================================

   If you make Purchase Payments that are not included in "applicable Purchase Payments" as reflected in the above table, you will pay a higher Rider charge to the extent that your Contract Value is increased by such additional Purchase Payments. Also, to the extent that your Contract Value is increased by such Purchase Payments, you are less likely to realize any benefit under the GMAB, because it is less likely that your Contract Value will be less than the GMAB amount on the last day of the GMAB Term. Before making Purchase Payments that are not included in "applicable Purchase Payments" as reflected in the above table, you should consider that: (i) the GMAB amount is based on "applicable Purchase Payments" only and is not increased by other Purchase Payments, (ii) any Purchase Payments other than "applicable Purchase Payments" make it less likely that you will receive a benefit in the form of an additional amount even if your Contract Value has declined, and (iii) this Rider may not make sense for you if you intend to make Purchase Payments, other than "applicable Purchase Payments."

   You may elect a new GMAB Term at the end of the initial or any subsequent GMAB Term by notifying the Company in writing at least 60 days prior to the close of the current GMAB Term. Your written notice must specify the length of the new GMAB Term, which may be a period of two to 15 years (no partial years are permitted). The new GMAB Term will start on the Valuation Date following the close of the prior GMAB Term and will end on the applicable anniversary of the start date. The Company reserves the right to increase your Rider charge if you elect a new GMAB Term, effective at the start of such new GMAB Term. See "Rider Charge."

   You should select an initial GMAB Term based upon when you expect to need access to your Contract Value for retirement. If you select an initial GMAB Term that closes before your retirement date and, as a result, you elect a new GMAB Term, you should consider that the Company may increase your Rider charge if you elect a new GMAB Term and guarantees a higher percentage of your Purchase Payments if you select a longer initial GMAB Term, as set forth in the table above. For example, an initial GMAB Term of seven years provides a GMAB based upon 100% of Purchase Payments received within the first Contract Year, which may be more beneficial than a combined initial GMAB Term of two years and new GMAB Term of five years, which results in a GMAB based upon 95% of the initial Purchase Payment and 95% of Contract Value at the start of the new GMAB Term, respectively.

   If you elect a new GMAB Term, the Company will apply an additional amount to your Contract if Contract Value at the close of the new GMAB Term is less than the GMAB amount (as defined below). The additional amount will be equal to the difference between the Contract Value at the close of the new GMAB Term and the GMAB amount on that date. The GMAB amount is equal to the applicable percentage of the applicable amount, as set forth in the table below, reduced by a pro rata adjustment for any withdrawals during the new GMAB Term, as discussed above.

         ==============================================================
                          GMAB AMOUNT FOR NEW GMAB TERM
         --------------------------------------------------------------
         NEW GMAB TERM      APPLICABLE %         APPLICABLE AMOUNT
         --------------------------------------------------------------
          2 to 5 years          95%          Contract Value(1)
         --------------------------------------------------------------
         6 to 10 years         100%          Contract Value(1) plus
                                             Purchase Payments
                                             received during first
                                             year of new GMAB Term
         --------------------------------------------------------------
         11 to 15 years        105%          Contract Value(1) plus
                                             Purchase Payments
                                             received during first
                                             two years of new GMAB Term
         --------------------------------------------------------------
         (1) Contract Value as of the close of business on the first day of the new GMAB Term.
         ==============================================================

   You may terminate the GMAB prior to the close of the GMAB Term and start the GMWB by sending the Company a written notice to that effect. Upon receipt of such notice, the Company will set the Benefit Amount under the GMWB equal to Contract Value on the date of receipt of such notice and will terminate the GMAB without payment of any additional amount.

   The GMAB will terminate automatically if it is adjusted to equal $0 as a result of a withdrawal, upon expiration of a GMAB Term without election of a new GMAB Term or upon termination of the Rider as discussed below. Upon termination, the GMAB may not be reinstated by Purchase Payments or otherwise. If the GMAB is terminated prior to the close of any GMAB Term, the Contract will not be eligible for payment of any additional amount at the close of that GMAB Term.

   GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB"). The GMWB is a benefit under which the Company guarantees that you may make withdrawals of up to a specified amount each year during the GMWB Term ("Annual Withdrawal Amount") until the Remaining

Benefit Amount is reduced to $0, regardless of the amount of Contract Value available for withdrawal. The "Benefit Amount" is equal to Contract Value at the close of the final GMAB Term, including any additional amount applied to your Contract at the end of the final GMAB Term, or, if you elected early termination of a GMAB Term, Contract Value on the date the Company received notice of such termination. The Benefit Amount is reduced as you take withdrawals each year, and the Benefit Amount as so reduced is referred to as the "Remaining Benefit Amount." The GMWB is not available until the close of the final GMAB Term, and your Benefit Amount is based upon the amount of your Contract Value at the close of the final GMAB Term.

   The "Annual Withdrawal Amount" initially is equal to 5% of the Benefit Amount. The Annual Withdrawal Amount is adjusted in the event you make additional Purchase Payments during the GMWB Term or make withdrawals in excess of the Annual Withdrawal Amount during the GMWB Term, or elect a Reset, as discussed below.

   If you do not take the Annual Withdrawal Amount during a year during the GMWB Term, you may not carry over any unused Annual Withdrawal Amounts for that year to subsequent GMWB Years; however, your Remaining Benefit Amount is not reduced during years in which no withdrawals are made. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the GMWB Year. You can continue to take up to the Annual Withdrawal Amount each GMWB Year until the Remaining Benefit Amount is depleted.

   If you take more than the Annual Withdrawal Amount in a GMWB Year, the Company will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount will be lower in the future. Withdrawals under this Rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes; provided, however, that no withdrawal charge applies to withdrawals of amounts during a GMWB Year that do not exceed the Annual Withdrawal Amount. Any withdrawal of up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year. Please see the discussion under "Contingent Deferred Sales Charge." Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. Please see "Federal Tax Matters."

   The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments, or withdraw more than the Annual Withdrawal Amount, during the GMWB Term or elect to Reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made during the GMWB Term, the Annual Withdrawal Amount will increase by an amount equal to 5% of the Purchase Payment, and the Remaining Benefit Amount will increase by an amount equal to 100% of the Purchase Payment. The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount
determined by dividing (1) the excess withdrawal amount, including any applicable withdrawal charges and premium taxes, by (2) Contract Value immediately prior to the withdrawal after deduction of any Annual Withdrawal Amount included in the withdrawal.

   RESET. After the fifth anniversary of the start of the GMWB Term, you may elect to Reset the Remaining Benefit Amount to an amount equal to Contract Value on the Reset Date and the Annual Withdrawal Amount to 5% of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the Reset amount. Once a Reset election has been made, you may not elect another Reset until a Valuation Date that occurs after the fifth anniversary of the prior Reset Date. The Company reserves the right to require that you effect any Reset on a Contract Anniversary and the Rider charge may be increased in the event that you elect a Reset. See "Rider Charge."

   After the Company effects a Reset, the Remaining Benefit Amount and Annual Amount shall be adjusted by any subsequent Purchase Payments and/or withdrawals as described above. Also, a new GMWB Year shall begin upon Reset and subsequent GMWB Years shall be measured from the most recent Reset Date.

   TERMINATION. This Rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that GMWB Year, (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person; provided, however, that if the surviving spouse of the deceased Owner has not yet attained age 80 as of the date of the Owner's death and elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue; or (6) the date of the Company's receipt of notice that you have terminated the investment management services provided by the Investment Adviser, including automatic termination of the Investment Adviser's services as a result of your transfer of Contract Value, implementation of a Dollar Cost Averaging or Asset Reallocation Option, change in Purchase Payment allocation, or Subaccount restrictions that do not meet the Investment Adviser's minimum investment criteria. See the discussion under "Transfers of Contract Value," Dollar Cost Averaging Option," "Asset Reallocation Option,"

"Allocation of Purchase Payments" and "Rider Benefits - Asset Allocation." Upon termination of the Rider, the Owner will no longer be entitled to GMAB or GMWB benefits, and no Rider charge will be deducted.

   This Rider may not be reinstated by Purchase Payments or Reset after termination; provided, however, that the Company reserves the right to allow reinstatement of the Rider after automatic termination resulting from the Owner's termination of the Investment Adviser. The Company reserves the right to increase your Rider charge if you elect to reinstate the Rider, effective on the date the Rider is reinstated. See "Rider Charge." At the time of any such reinstatement, the Owner will be required to elect a GMAB Term of two to 15 years and the Company will determine the GMAB as described above for a new GMAB Term; provided that the applicable amount will be Contract Value on the date the Rider is reinstated rather than as of the close of the prior GMAB Term.

   If the surviving spouse has not yet attained age 80 as of the date of the Owner's death and elects to continue the Rider, then the provisions of the Rider will continue, unless otherwise terminated, and no death benefit will be paid under the Contract in connection with the death of the Owner. The option to continue the Rider is available only upon the first death of any Owner and is not available upon the death of the surviving spouse.

   If the surviving spouse is age 80 or older as of the date of the Owner's death, the Rider shall terminate effective on that date.

   INVESTMENT ADVISER. The Company and the Investment Adviser have entered into an agreement whereby the Investment Adviser has authorized the Company to make available to Owners the Investment Adviser's services, and the Company has agreed to guarantee the Investment Adviser a minimum annual amount of aggregate Investment Adviser charges. The Company does not impose any limitations on the Investment Adviser's management of Contract Value, or the Subaccounts to which the Investment Adviser may allocate Contract Value. The Investment Adviser plans to review the allocation of your Contract Value at a minimum on a quarterly basis and may change your allocation to the various Subaccounts on a quarterly or more frequent basis. You may impose reasonable restrictions on the Investment Adviser's management of your Contract Value at any time by instructing the Investment Adviser not to allocate your Contract Value to a particular Subaccount or Subaccounts. The Investment Adviser does not guarantee the results of any advice or recommendation provided in connection with your Contract Value. More information about the Investment Adviser and the advisory relationship will be provided at the time you engage the Investment Adviser to provide the investment management services. A description of how the Investment Adviser selects your asset allocation is set forth under "Asset Allocation" below.

   The Investment Adviser and the Company are not affiliated. The Investment Adviser provides no services to the Owner other than those described in the advisory agreement between the Owner and the Investment Adviser. The Investment Adviser may allocate your Contract Value to Subaccounts that invest in Underlying Funds that are advised by Security Management Company, LLC, an affiliate of the Company. To the extent that the Investment Adviser allocates Contract Value to such Subaccounts, Security Management Company and its affiliates, including the Company, will receive a financial benefit. However, the Company has not reserved any right to direct, and will not interfere with, Investment Adviser's management of Contract Value on behalf of Owners. You should be aware, however, of this potential financial benefit to the Company. The Company also may benefit to the extent that the Investment Adviser allocates Contract Value to those Subaccounts that pose less risk as such allocation could reduce the likelihood that the Company will be required to make payments in connection with the Rider benefits described above. However, as noted above, the Company has no understanding with the Investment Adviser, or right under the terms of its agreement with the Investment Adviser or otherwise, to direct the Investment Adviser's allocation of Contract Value.

   ASSET ALLOCATION. The factors that the Investment Adviser uses in selecting allocations for your Contract Value depend on the information that you provide to the Investment Adviser. If the Investment Adviser receives only your GMAB Term, which is based upon when you expect to need access to your Contract Value for retirement, the Investment Adviser will select a target asset allocation based on that information. Other factors that, if provided, will have a bearing on the asset allocation are your answers to a risk questionnaire and any additional information solicited, such as information about assets held in accounts outside of the Contract and annual salary.

   When applying for the Contract, you complete an enrollment form that asks for your GMAB Term and any fund restrictions and states that you may provide additional information to the Investment Adviser through the web site. Even if additional information is provided, the primary determinant of the asset allocation for your Contract Value is your GMAB Term. For example, an Owner selecting a 5-year time horizon will be assigned an asset allocation target of 40% stocks, 50% bonds, and 10% cash. The table below identifies the target asset allocation percentages associated with time horizons of two to 15 years that currently are used for the Contract.

                ================================================
                GMAB TERM IN YEARS     STOCKS     BONDS     CASH
                ------------------------------------------------
                       1                 25%       63%       13%
                ------------------------------------------------
                       2                 28%       60%       12%
                ------------------------------------------------
                       3                 32%       57%       11%
                ------------------------------------------------
                       4                 36%       53%       11%
                ------------------------------------------------
                       5                 40%       50%       10%
                ------------------------------------------------
                       6                 44%       47%        9%
                ------------------------------------------------
                       7                 48%       43%        9%
                ------------------------------------------------
                       8                 52%       40%        8%
                ------------------------------------------------
                       9                 56%       37%        7%
                ------------------------------------------------
                      10                 60%       33%        7%
                ------------------------------------------------
                      11                 64%       30%        6%
                ------------------------------------------------
                      12                 68%       27%        5%
                ------------------------------------------------
                      13                 72%       23%        5%
                ------------------------------------------------
                      14                 76%       20%        4%
                ------------------------------------------------
                      15+                80%       17%        3%
                ------------------------------------------------
                The target asset allocations above are subject to change from time to time by the Investment Adviser.
                ================================================

   It is important to note that the amounts actually allocated to underlying mutual funds in each asset class will often deviate from these target amounts. This is because the underlying funds typically do not invest 100% of their assets in a particular asset class. For example, a stock fund typically will have some cash exposure, and the Investment Adviser will take this into account by allocating a greater percentage to stock underlying funds than the target stock percentage in the table above. In addition, given that a stock fund's cash exposure will vary, an Owner's actual asset allocation will also vary, although these variances are expected to be small.

   As noted above, Owners may answer a risk tolerance questionnaire designed to assess their attitudes toward investment risk and may provide additional personal information, including outside accounts that they may have and the underlying holdings of each such account. This information will affect the Owner's target asset allocation. If, for example, the Owner indicated a low level of risk tolerance when completing the risk questionnaire, the Investment Adviser's process is such that it would reduce the amount of stock it recommended by up to 5% relative to the target above. If the Owner indicated a more aggressive risk profile, the Investment Adviser would increase the recommended stock allocation by up to 5%. If the Owner identified outside accounts, the Investment Adviser would bias its recommendation (also up to 5%) away from exposure to the asset class of the holdings in the outside accounts so as to avoid substantial overexposure to either stocks or bonds.

   As noted above, you may impose reasonable restrictions on the Investment Adviser's management of your Contract Value by instructing the Investment
Adviser not to allocate your Contract Value to a particular Subaccount or Subaccounts. However, the remaining Subaccounts must meet the Investment Adviser's minimum investment criteria in order for it to provide an allocation. The Investment Adviser's minimum investment criteria require that Subaccounts are available in each of the major asset classes after effecting the Owner's Subaccount restrictions. If your Subaccount restrictions do not meet the Investment Adviser's minimum investment criteria, we will contact you to determine whether you would like to change your Subaccount restrictions so that the Investment Adviser can provide an allocation. If you do not adjust your Subaccount restrictions so that the remaining Subaccounts meet the Investment Adviser's minimum investment criteria, the Investment Adviser will not provide investment management services, and the Rider will automatically terminate. In that event, you may elect to continue the Contract without the Rider, you may surrender the Contract for its Withdrawal Value or, if the restrictions were included in your initial enrollment form, you may exercise your Free-Look right. See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon withdrawals made prior to the Owner attaining age 59 1/2. See also "Contingent Deferred Sales Charge" and "Premium Tax" for information concerning charges that may be imposed upon withdrawals. See "Free-Look Right" for more information concerning your right to return the Contract within the Free-Look Period.

WAIVER OF WITHDRAWAL CHARGE--HARDSHIP -- The Contract makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require you to provide proof of hardship, which is satisfactory to the Company.

   Effective as of the date of the first withdrawal under the terms of this waiver provision, no additional Purchase Payments may be made to the Contract.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $25,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

   The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer.

   If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

   The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

   If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. If you have engaged the Investment Adviser to allocate your Contract Value among the Subaccounts, you may wish to allocate your initial Purchase Payment to the Dreyfus General Money Market Subaccount. Shortly after your Contract is issued, the Investment Adviser will provide to the Company the allocation for your initial and future Purchase Payments, and the Company will transfer your Contract Value from the Dreyfus General Money Market Subaccount (or other Subaccount(s) selected) to the allocation specified by the Investment Adviser. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received from the Investment Adviser, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives consist of the Subaccounts.

   If you terminate the Investment Adviser's services, the Company will continue to allocate Purchase Payments based upon the most recent instructions received from the Investment Adviser until we receive updated instructions from you.

   You, or the Investment Adviser if you have engaged its services, may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you or, if appropriate, the Investment Adviser, submit a change in instructions to the Company. You, or the Investment Adviser if you have engaged its services, also may make changes in your Purchase Payment allocation by telephone provided the proper form is properly completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. Transfers of Contract Value among the Subaccounts are permitted in the manner described in "Transfers of Contract Value."

   If you have engaged the Investment Adviser, any change by you of your Purchase Payment allocation will automatically terminate the Investment
Adviser's services, and the Rider will automatically terminate upon such termination of the Investment Adviser. See "Rider Benefits."

DOLLAR COST AVERAGING OPTION -- The Contract makes available a Dollar Cost Averaging Option. However, if you have engaged the Investment Adviser, your election of this Option will automatically terminate the Investment Adviser's services, and the Rider will automatically terminate upon such termination of the Investment Adviser. See "Rider Benefits."

   If you no longer wish to maintain the Investment Adviser's services and the Rider benefits, you may elect this Option as described below.

   Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

   A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year. There is no minimum amount of Contract Value required to initiate the Dollar Cost Averaging Option.

   After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently, nor does it plan to in the future, charge a fee for this option.

ASSET REALLOCATION OPTION -- The Contract makes available an Asset Reallocation Option. However, if you have engaged the Investment Adviser, your election of this Option will automatically terminate the Investment Adviser's services, and the Rider will automatically terminate upon such termination of the Investment Adviser. See "Rider Benefits."

   If you no longer wish to maintain the Investment Adviser's services and the Rider benefits, you may elect this Option as described below.

   Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

   To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

   Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new

Contract, will allocate the initial Purchase Payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

   You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

TRANSFERS OF CONTRACT VALUE -- If you have engaged the Investment Adviser to allocate your Contract Value among the Subaccounts, the Investment Adviser may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office before the Annuity Start Date. The Investment Adviser may make transfers by telephone if the proper form has been properly completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

   You also may transfer Contract Value among the Subaccounts upon proper written or telephone request to the Company's Administrative Office both before and after the Annuity Start Date; however, if you have engaged the Investment Adviser to allocate your Contract Value among the Subaccounts, any such transfer of Contract Value before the Annuity Start Date will automatically terminate the Investment Adviser's services, and the Rider will automatically terminate. See "Rider Benefits."

   The Company effects transfers between Subaccounts at their respective accumulation unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

   FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

   The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

o  the total dollar amount being transferred;

o  the number of transfers you made within the previous 12 months;

o  transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

   If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a specified period beginning on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

================================================================================
                                                                       NUMBER OF
                                                                      ROUND TRIP
                           SUBACCOUNT                                 TRANSFERS*
--------------------------------------------------------------------------------
Dreyfus General Money Market                                          Unlimited
--------------------------------------------------------------------------------
Van Kampen Equity and Income, Van Kampen Comstock, and Van Kampen         8
Aggressive Growth
--------------------------------------------------------------------------------
AIM Basic Value, AIM Large Cap Growth, AIM Dynamics, AIM Mid Cap          4
Core Equity, AIM Small Cap Growth, AIM Technology, Ariel, Calamos
Growth, Calamos Growth and Income, Dreyfus Appreciation, Dreyfus
Midcap Value, Dreyfus Premier Strategic Value, Fidelity Advisor
Value Strategies, Fidelity Advisor Dividend Growth, Lehman
Brothers Core Bond, Neuberger Berman AMT Socially Responsive
Portfolio, PIMCO High Yield, Security Capital Preservation,
Security Diversified Income, Security Income Opportunity,
Security Global, Security Equity, Security Large Cap Value,
Security Mid Cap Growth, Security Mid Cap Value, Security Select
25, and Security Small Cap Growth
--------------------------------------------------------------------------------
American Century Investments Equity Income, American Century              2
Investments Heritage, American Century Investments International
Growth, American Century Investments Select, Wells Fargo
Advantage Small Cap Value, Wells Fargo Advantage Growth and
Income, Wells Fargo Advantage Growth, and Wells Fargo Advantage
Opportunity
--------------------------------------------------------------------------------
*Number of round trip transfers  that can be made in any 12-month  period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
================================================================================

   In addition to the Company's own frequent transfer procedures, managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

   To the extent permitted by applicable law, the Company reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Underlying Funds in the future. The Company expects to be contractually obligated to prohibit transfers by Owners identified by an Underlying Fund and to provide Owner transaction data to the Underlying Funds upon request. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

   In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

   The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

   Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Dreyfus General Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

   Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount as of any Valuation Date.

   On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- Your Contract Value will vary to a degree that depends upon several factors, including

o Investment performance of the Subaccounts to which you have allocated Contract Value,

o  Payment of Purchase Payments,

o  Full and partial withdrawals, and

o  Charges assessed in connection with the Contract.

The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

   Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

   In addition, other transactions including full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off

Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

   The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

   The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the annual mortality and expense risk charge under the Contract of 1.10%, and (5) the annual administration charge under the Contract of 0.15%.

   The mortality and expense risk charge and the administration charge are factored into the Accumulation Unit value or "price" of each Subaccount on each Valuation Date. The Company deducts the Rider charge and Investment Adviser charge on a monthly basis. Each Subaccount declares a monthly dividend and the Company deducts the Rider charge and Investment Adviser charge from this monthly dividend upon its reinvestment in the Subaccount. Each of the Rider charge and Investment Adviser charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Rider charge and Investment Adviser charge, and your Contract Value will be reduced in the amount of such charges upon reinvestment of the Subaccount's monthly dividend. The Company does not assess a Rider charge or Investment Adviser charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Rider charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Rider charge and Investment Adviser charge are deducted.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See "Annuity Period" for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

   The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than nine years), and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge." The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

   The Company requires the signature of the Owner on any request for withdrawal, and a guarantee of such signature to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

   A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal and/or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments that have been held in the Contract for less than nine years will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal charge and premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charge be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge and/or premium tax charge. See "Contingent Deferred Sales Charge" and "Premium Tax Charge." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

   The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner's instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.

   A full or partial withdrawal, including a systematic withdrawal, may be subject to a withdrawal charge if a withdrawal is made from Purchase Payments that have been held in the Contract for less than nine years and may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge" and "Premium Tax Charge."

   A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Request for Scheduled Systematic Payments form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

   Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

   The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge and/or premium tax, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.

   The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.

   Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary and Annuitant or Joint Annuitants, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

   If the Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary.

   If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

   The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. The amount of the death benefit generally will be the greater of:

1. The sum of all Purchase Payments, less any reductions caused by previous withdrawals, including withdrawal charges, or

2. The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.

   IF DUE PROOF OF DEATH AND INSTRUCTIONS REGARDING PAYMENT ARE NOT RECEIVED BY THE COMPANY AT ITS ADMINISTRATIVE OFFICE WITHIN SIX MONTHS OF THE DATE OF THE OWNER'S DEATH, THE DEATH BENEFIT WILL BE AS SET FORTH IN ITEM 2 ABOVE.

   The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If an Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE -- The Company does not deduct sales charges from Purchase Payments before allocating them to Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a "withdrawal charge") on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract.

   The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.

   The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the Free Withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the GMWB, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the Free Withdrawal amount otherwise available in that Contract Year.

   The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since the Purchase Payment was effective. A Purchase Payment is "age one" in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

                      =====================================
                      PURCHASE PAYMENT AGE       WITHDRAWAL
                           (IN YEARS)              CHARGE
                      -------------------------------------
                               1                     8%
                               2                     8%
                               3                     7%
                               4                     6%
                               5                     5%
                               6                     4%
                               7                     3%
                               8                     2%
                               9                     1%
                          10 and over                0%
                      =====================================

   The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; or (2) annuity options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.

   The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.

MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily charge equal to 1.10%, on an annual basis, of each Subaccount's average daily net assets.

   These amounts are also deducted during the Annuity Period. Under Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, during the Annuity Period, the mortality and expense risk charge is 1.25% under Options 1 through 4, 7 and 8, in lieu of the amount set forth above. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.

   The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

   The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See "Determination of Contract Value" for more information about how the Company deducts the mortality and expense risk charge.

ADMINISTRATION CHARGE -- The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.

RIDER CHARGE -- The Company deducts a monthly charge for the risks assumed by the Company under the Rider in an amount equal to 0.43%, on an annual basis, of amounts allocated to the Subaccounts under your Contract. The Company will deduct the Rider charge while the Rider is in force. (See "Rider Benefits" for a discussion of the circumstances under which the Rider will terminate.) The Company reserves the right to increase the charge for this Rider upon election of a Reset or a new GMAB Term, or upon reinstatement of the Rider, as discussed under "Rider Benefits." The Company reserves the right to increase the Rider charge at the time of any such Reset or start of a new GMAB Term or upon reinstatement; however, the Company guarantees the Rider charge upon increase will not exceed 1.50% on an annual basis. The Company determines the amount of the monthly Rider charge by multiplying the annual charge by 1/12 times the amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal if a premium tax has been incurred and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

INVESTMENT ADVISER CHARGE -- As a condition of purchase of the Rider, you are required to engage the Investment Adviser to provide investment management services in connection with your Contract Value. The Investment Adviser charges a fee for such services in an amount equal to 0.12%, on an annual basis, of amounts allocated to the Subaccounts under your Contract. The Investment Adviser charge is not specified or fixed under the terms of the Contract and is subject to change by the Investment Adviser; provided, however, that the Company guarantees that the charge will not exceed 0.50% on an annual basis. The Company will deduct the Investment Adviser charge on a monthly basis and promptly pay such amounts to the Investment Adviser. The Company determines the amount of the monthly Investment Adviser charge by multiplying the annual charge by 1/12 times the amounts allocated to the Subaccounts under your Contract as of the date the charge is deducted. The Company will stop assessing the monthly Investment Adviser charge upon receipt of notice from you or Investment Adviser that you have terminated Investment Adviser's services. In addition, the Rider will automatically terminate upon the Company's receipt of notice of such termination.

OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount's average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount's average daily net assets; and (3) the Rider charge will not exceed 0.43% (1.50% upon election of a Reset or new GMAB Term or upon reinstatement) of Contract Value.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract Anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.

   On the Annuity Start Date, the proceeds under the Contract will be applied to provide an Annuity under one of the options described below. Each option is available in two forms--either as a variable Annuity for use with the Subaccounts or as a fixed Annuity. A combination variable and fixed Annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.

   The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. Variable annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. The annuity rates for Option 7 reflect the assumed interest rate of 3.5%, compounded annually, and the length of the period certain without reference to the mortality table. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.

   Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

   You  may  elect  to  receive  annuity  payments  on  a  monthly,   quarterly,
semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

   You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

   Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge and premium tax charge. The Company handles a full or partial withdrawal under Annuity Options 5 and 6 as described under "Full and Partial Withdrawals" for withdrawals of Contract Value prior to the Annuity Start Date.

   If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 7. See "Value of Variable Annuity Payments: Assumed Interest Rate" for more information with regard to how the Company calculates variable annuity payments.

   An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period.

   The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable Annuity and each annuity payment for a fixed Annuity.

ANNUITY OPTIONS --

   OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

   OPTION 3 -- LIFE WITH INSTALLMENT OR UNIT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

   OPTION 4 -- JOINT AND LAST SURVIVOR. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant's death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

   OPTION 7 -- PERIOD CERTAIN. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

   OPTION 8 -- JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3 1/2%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

   The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

   The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.

   On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount's Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.

   Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under a Qualified Plan, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Owner is the person named as such in the application or in any later change shown in the Company's records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

   Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.

DIVIDENDS -- The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts, within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

o During which trading on the New York Stock Exchange is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

   Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59 1/2, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, or paying amounts needed to avoid eviction or foreclosure that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

   If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

   The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT --

   GENERAL.  The Company  intends to be taxed as a life insurance  company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

   CHARGE FOR THE COMPANY'S TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

   Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

   The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner's Beneficiary designation or elected payment option may not be enforceable.

   The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract
administration   procedures.   Owners,   participants  and   beneficiaries   are
responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

   The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

   SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

   Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee's interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

   If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

   If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

   A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

   Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

   A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

   Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

   ROTH 403(B). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth Contributions under the employer's 403(b) plan. Roth Contributions may be made to this Contract in most states.

   Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

   Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth Contributions is subject to federal income taxes when distributed.

   Roth Contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, can not be made to a Roth contract or account.

   Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

   The employee may roll over distributions from a Roth 403(b) account to another Roth 403(b) account, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account, but not a Roth IRA.

   SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called "traditional IRAs" to distinguish them from "Roth IRAs," which are described below.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                              2006-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($75,000 for 2006 for a married couple filing a joint return and $50,000 for a single taxpayer in 2006). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

   Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

   In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 70 1/2--the contract owner's retirement date, if any, will not affect his or her required beginning date. See "Section 403(b)." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution that bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

   SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

   Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations.. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another.

Distributions which are rolled over are not included in the employee's gross income until some future time.

   If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

   An "eligible retirement plan" will be another Section 403(b) plan, or a traditional individual retirement account or annuity described in Code Section 408.

   For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

   A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

   TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

   The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

   WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

   The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

   The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

   In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

   The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

   In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

   You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's
Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

   Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

   The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

   By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. is a party that are reasonably likely to materially affect the Separate Account, the Company's ability to meet its obligations under the Contract, or Security Distributors, Inc.'s ability to perform its contract with the Separate Account.

   In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, SDI, or the Separate Account.

SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

   PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of National Association of Securities Dealers, Inc. (NASD).


   SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers on behalf of SDI. During fiscal years 2005, 2004, and 2003, the commission amounts paid in connection with all variable annuity contracts sold through the Separate Account were

$5,524,321, $4,849,069, and $6,434,186 respectively. The Company on behalf of SDI pays commissions to Selling Broker-Dealers for their sales, and SDI does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


   SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

   COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 8% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.75% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials (such as the one described below); however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

   The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

   ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in
Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives. The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2005 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., VSR Financial Services, Inc., Legacy Financial Services, Inc., Investment Advisors and Consultants, Inc. and PacVest Associates, Inc.

   These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

   ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. The Company also pays some or all of the following sales expenses: advertising expenses, sales representative training allowances, and all other expenses of distributing the Contract. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of Contract in accordance with its respective internal compensation program.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

   Performance information for the Subaccounts, including the yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

   Current yield for the Dreyfus General Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Dreyfus General Money Market Subaccount may also become extremely low and possibly negative.

   For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the administration charge, mortality and expense risk charge, Rider charge, investment adviser charge, and contingent deferred sales charge and may simultaneously be shown for other periods.

   Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

   Although the Contract was not available for purchase until November 2005, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

   Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and effective yield of the Dreyfus General Money Market Subaccount, the yield of the remaining Subaccounts, and the total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information contains more specific information and financial statements relating to the Company and its Subsidiaries. The table of contents of the Statement of Additional Information is set forth below:

GENERAL INFORMATION AND HISTORY
   Safekeeping of Assets


ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA


METHOD OF DEDUCTING THE RIDER CHARGE

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
   Section 403(b)
   Roth 403(b)
   Sections 408 and 408A

PERFORMANCE INFORMATION

EXPERTS

FINANCIAL STATEMENTS

OBJECTIVES AND STRATEGIES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that the investment objectives and strategies of any Underlying Fund will be met.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. A PROSPECTUS MAY BE OBTAINED BY CALLING 1-800-NEA-VALU.

===============================================================================================================
                                   SHARE CLASS
UNDERLYING FUND                  (IF APPLICABLE)     INVESTMENT OBJECTIVE      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------
AIM Basic Value Fund                 Class A         Long-term growth          AIM Advisors, Inc.
                                                     of capital                11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
AIM Dynamics Fund                    Class A         Long-term capital         AIM Advisors, Inc.
                                                     growth                    11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund            Class A         Long-term growth          AIM Advisors, Inc.
                                                     of capital                11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
AIM Mid Cap Core Equity Fund         Class A         Long-term growth          AIM Advisors, Inc.
                                                     of capital                11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund            Class A         Long-term growth          AIM Advisors, Inc.
                                                     of capital                11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
AIM Technology Fund                  Class A         Growth of capital         AIM Advisors, Inc.
                                                                               11 Greenway Plaza, Suite 100
                                                                               Houston, TX  77046-1173
---------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor         To provide                American Century Investment
Equity Income Fund                                   current income              Management, Inc.
                                                                               4500 Main Street
                                                                               Kansas City, MO  64111
---------------------------------------------------------------------------------------------------------------
American Century                     Advisor         Long-term                 American Century Investment
Investments Heritage Fund                            capital growth            Management, Inc.
                                                                               4500 Main Street
                                                                               Kansas City, MO  64111
---------------------------------------------------------------------------------------------------------------
American Century Investments         Advisor         Capital growth            American Century Investment
International Growth Fund                                                      Management, Inc.
                                                                               666 3rd Ave, 23rd Floor
                                                                               New York, NY  10017
---------------------------------------------------------------------------------------------------------------
American Century                     Advisor         Long-term                 American Century Investment
Investments Select Fund                              capital growth            Management, Inc.
                                                                               4500 Main Street
                                                                               Kansas City, MO  64111
---------------------------------------------------------------------------------------------------------------
Ariel Fund                                           Long-term capital         Ariel Capital Management, LLC
                                                     appreciation              Suite 2900
                                                                               200 East Randolph Drive
                                                                               Chicago, IL  60601
---------------------------------------------------------------------------------------------------------------
Calamos Growth                       Class A         High long-term            Calamos(R) Advisors LLC
and Income Fund                                      total return              2020 Calamos Court
                                                                               Naperville, IL  60563
---------------------------------------------------------------------------------------------------------------
Calamos Growth Fund                  Class A         Long-term                 Calamos(R) Advisors LLC
                                                     capital growth            2020 Calamos Court
                                                                               Naperville, IL  60563
---------------------------------------------------------------------------------------------------------------
Dreyfus Appreciation                                 Long-term                 The Dreyfus Corporation
Fund, Inc.                                           capital growth            200 Park Avenue
                                                                               New York, NY  10166
===============================================================================================================

===============================================================================================================
                                   SHARE CLASS
UNDERLYING FUND                  (IF APPLICABLE)     INVESTMENT OBJECTIVE      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------
Dreyfus General                      Class B         High level of             The Dreyfus Corporation
Money Market Fund                                    current income as         200 Park Avenue
                                                     is consistent with        New York, NY  10166
                                                     preserving capital
---------------------------------------------------------------------------------------------------------------
Dreyfus Midcap Value Fund                            To surpass the            The Dreyfus Corporation
                                                     performance of the        200 Park Avenue
                                                     Russell Midcap            New York, NY  10166
                                                     Value Index
---------------------------------------------------------------------------------------------------------------
Dreyfus Premier                      Class A         Capital appreciation      The Dreyfus Corporation
Strategic Value Fund                                                           200 Park Avenue
                                                                               New York, NY  10166
---------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor                  Class T         Capital appreciation      Fidelity Management &
Dividend Growth Fund                                                             Research Company
                                                                               82 Devonshire Street
                                                                               Boston, MA  02109
---------------------------------------------------------------------------------------------------------------
Fidelity(R) Advisor                  Class T         Capital appreciation      Fidelity Management &
Value Strategies Fund                                                            Research Company
                                                                               82 Devonshire Street
                                                                               Boston, MA  02109
---------------------------------------------------------------------------------------------------------------
Lehman Brothers                      Investor        Maximize total            Neuberger Berman Management Inc.
Core Bond Fund                                       return through a          605 Third Avenue
                                                     combination of            New York, NY  10158
                                                     income and capital        (Investment Adviser)
                                                     appreciation
                                                                               Lehman Brothers Asset
                                                                                 Management LLC
                                                                               Suite 2100
                                                                               200 South Wacker Drive
                                                                               Chicago, IL  60606
                                                                               (Sub-adviser)
---------------------------------------------------------------------------------------------------------------
Neuberger Berman Socially            Trust           Long-term growth          Neuberger Berman Management Inc.
Responsive Fund                                      of capital                605 Third Avenue
                                                                               New York, NY  10158
                                                                               (Investment Adviser)

                                                                               Neuberger Berman, LLC
                                                                               605 Third Avenue
                                                                               New York, NY  10158
                                                                               (Sub-adviser)
---------------------------------------------------------------------------------------------------------------
PIMCO High Yield Fund                Class A         Maximum total return,     Pacific Investment
                                                     consistent with             Management Company LLC
                                                     preservation of           Suite 100
                                                     capital and prudent       840 Newport Center Drive
                                                     investment management     Newport Beach, CA  92660
---------------------------------------------------------------------------------------------------------------
Security Capital                     Class A         High current income       Deutsche Asset Management, Inc.
Preservation Fund                                    while seeking to          280 Park Avenue
                                                     maintain a degree of      New York, NY  10017
                                                     stability of share-
                                                     holder's capital
---------------------------------------------------------------------------------------------------------------
Security Diversified                 Class A         High level of             Security Management Company, LLC
Income Fund                                          interest income           One Security Benefit Place
                                                     with security             Topeka, KS  66636
                                                     of principal
---------------------------------------------------------------------------------------------------------------
Security Equity Fund                 Class A         Long-term growth          Security Management Company, LLC
                                                     of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
---------------------------------------------------------------------------------------------------------------
Security Global Fund                 Class A         Long-term growth          Security Management Company, LLC
                                                     of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
                                                                               (Investment Adviser)

                                                                               OppenheimerFunds, Inc.
                                                                               498 Seventh Avenue
                                                                               New York, NY  10018
                                                                               (Sub-adviser)
===============================================================================================================

===============================================================================================================
                                   SHARE CLASS
UNDERLYING FUND                  (IF APPLICABLE)     INVESTMENT OBJECTIVE      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------
Security Income                      Class A         High level of             Security Management Company, LLC
Opportunity Fund                                     current income            One Security Benefit Place
                                                                               Topeka, KS  66636
                                                                               (Investment Adviser)

                                                                               Four Corners Capital
                                                                                 Management, LLC
                                                                               515 S. Flower Street, Suite 4310
                                                                               Los Angeles, CA  90071
                                                                               (Sub-adviser)
---------------------------------------------------------------------------------------------------------------
Security Large                       Class A         Long-term growth          Security Management Company, LLC
Cap Value Fund                                       of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
---------------------------------------------------------------------------------------------------------------
Security Mid Cap Growth Fund         Class A         Capital appreciation      Security Management Company, LLC
                                                                               One Security Benefit Place
                                                                               Topeka, KS  66636
---------------------------------------------------------------------------------------------------------------
Security Mid Cap Value Fund          Class A         Long-term growth          Security Management Company, LLC
                                                     of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
---------------------------------------------------------------------------------------------------------------
Security Select 25 Fund              Class A         Long-term growth          Security Management Company, LLC
                                                     of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
---------------------------------------------------------------------------------------------------------------
Security Small                       Class A         Long-term growth          Security Management Company, LLC
Cap Growth Fund                                      of capital                One Security Benefit Place
                                                                               Topeka, KS  66636
                                                                               (Investment Adviser)

                                                                               RS Investment Management L.P.
                                                                               388 Market Street
                                                                               San Francisco, CA  94111
                                                                               (Sub-adviser)
---------------------------------------------------------------------------------------------------------------
Van Kampen Aggressive                Class A         Capital growth            Van Kampen Asset Management
Growth Fund                                                                    1 Parkview Plaza
                                                                               Oakbrook Terrace, IL  60181
---------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Fund             Class A         Capital growth            Van Kampen Asset Management
                                                     and income                1 Parkview Plaza
                                                                               Oakbrook Terrace, IL  60181
---------------------------------------------------------------------------------------------------------------
Van Kampen Equity                    Class A         Highest possible          Van Kampen Asset Management
and Income Fund                                      income consistent         1 Parkview Plaza
                                                     with safety               Oakbrook Terrace, IL  60181
                                                     of principal
---------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor         Total return              Matrix Asset Advisors, Inc.
Growth and Income Fund                               comprised of long-        747 Third Avenue
                                                     term capital              New York, NY  10017
                                                     appreciation and
                                                     current income
---------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor         Long-term capital         Wells Capital
Growth Fund                                          appreciation                Management Incorporated
                                                                               525 Market Street, 10th Floor
                                                                               San Francisco, CA  94105
---------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Advisor         Long-term capital         Wells Capital
Opportunity Fund                                     appreciation                Management Incorporated
                                                                               525 Market Street, 10th Floor
                                                                               San Francisco, CA  94105
---------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Class A         Long-term capital         Wells Capital
Small Cap Value Fund                                 appreciation                Management Incorporated
                                                                               525 Market Street, 10th Floor
                                                                               San Francisco, CA  94105
===============================================================================================================

                        NEA VALUEBUILDER VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION



              DATE: MAY 1, 2006, AS SUPPLEMENTED SEPTEMBER 29, 2006



                  INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                            VARIABLE ANNUITY CONTRACT


                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                                MAILING ADDRESS:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the NEA Valuebuilder Retirement Income Director Variable Annuity dated May 1, 2006 and supplemented September 29, 2006, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from The Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.

                                TABLE OF CONTENTS


                                                                            Page
GENERAL INFORMATION AND HISTORY.............................................  3
   Safekeeping of Assets....................................................  3


ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA..........................  3


METHOD OF DEDUCTING THE RIDER CHARGE........................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS.......  4
   Section 403(b)...........................................................  4
   Roth 403(b)..............................................................  4
   Sections 408 and 408A....................................................  4

PERFORMANCE INFORMATION.....................................................  5

EXPERTS.....................................................................  6

FINANCIAL STATEMENTS........................................................  6

GENERAL INFORMATION AND HISTORY

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("the Company"), and the SBL Variable Annuity Account XIV (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's general account and its other separate accounts.


ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. In addition to the NEA Valuebuilder Program (described in the Prospectus), the Company currently has an arrangement with the following entity:

o The Pennsylvania State Education Association (the "PSEA") - The Contract is one of several products endorsed by the PSEA through the PSEA Member Benefits Program. During the past fiscal year, the Company paid the PSEA approximately $5,000 in support of financial education conferences held for PSEA members.

The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation for the Improvement of Education and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2005 in the amount of approximately $13,000. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.


METHOD OF DEDUCTING THE RIDER CHARGE

The mortality and expense risk charge of 1.10%, and the administration charge of 0.15%, on an annual basis, of each Subaccount's average daily net assets, are factored into the accumulation unit value or "price" of each Subaccount on each Valuation Date. The Company deducts the monthly Rider charge and Investment Adviser charge on a monthly basis.

Each Subaccount declares a monthly dividend and the Company deducts the Rider charge and Investment Adviser charge from this monthly dividend upon its reinvestment in the Subaccount. Each of the Rider charge and Investment Adviser charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly dividend is paid only for the purpose of collecting the Rider charge and Investment Adviser charge. Your Contract Value will be reduced in the amount of the Rider charge and Investment Adviser Charge upon reinvestment of the Subaccount's monthly dividend. The Company reserves the right to compute and deduct the Rider Charge from each Subaccount on each Valuation Date.

The Company will declare a dividend for each Subaccount on one Valuation Date of each calendar month ("Record Date"). The Company will pay the dividend on a subsequent Valuation Date ("Reinvestment Date") within five Valuation Dates of the Record Date. Such dividend will be declared as a dollar amount per Accumulation Unit.

For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:

1.  the amount of dividend per Accumulation Unit; times

2. the number of Accumulation Units allocated to the Subaccount as of the Record Date; less

3. the amount of the Rider Charge and the Investment Adviser charge for that Subaccount; provided that the Company will not deduct any Rider Charge or Investment Adviser charge from the first dividend following the Contract Date.

The net dividend will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

Because the Rider terminates automatically on the Annuity Start Date, no Rider Charge or Investment Adviser charge will be deducted after the Annuity Start Date, and the mortality and expense risk charge after that date is 1.25%, on an annual basis, under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. With respect to Annuity Options 5 and 6, the annual mortality and expense risk charge will remain at 1.10% before and after the Annuity Start Date.

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits. The maximum exclusion allowance (MEA) limit under Section 403(b)(2) of the Code was repealed effective in 2002.

Section 402(g) generally limits an employee's annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to the applicable dollar amount shown in the table below:

                  -------------------------------------------
                       TAX YEAR               DEFERRED AMOUNT
                  -------------------------------------------
                  2006 and thereafter             $15,000
                  -------------------------------------------

The $15,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. If an individual is age 50 or over, catch up contributions can be made to a 403(b) annuity during each tax year at the rates set forth in the table below:

                  -------------------------------------------
                                                ADDITIONAL
                       TAX YEAR               CATCH UP AMOUNT
                  -------------------------------------------
                  2006 and thereafter             $5,000
                  -------------------------------------------

The $5,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the Section 415(c) limit is the lesser of (i) $44,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) - Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,000 in 2006 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for for employees who have at least 15 years of service with a "qualified employer". Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,000 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,000 in contributions to a traditional 403(b) contract in the same year.

SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

                      -----------------------------------
                           TAX YEAR                AMOUNT
                      -----------------------------------
                           2006-2007               $4,000
                      2008 and thereafter          $5,000
                      -----------------------------------

If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year 2006 and thereafter.

Spousal IRAs allow an owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $44,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Dreyfus General Money Market Subaccount and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the Dreyfus General Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Dreyfus General Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of yield for the Subaccounts, other than the Dreyfus General Money Market Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b + 1)(6) - 1]
                                     ---
                                     cd

where a = net investment income earned during the period by the Underlying Fund attributable to shares owned by the Subaccount,

      b = expenses accrued for the period (net of any reimbursements),

      c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per Accumulation Unit on the last day of the period.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may simultaneously be shown for other periods and will include total return for periods beginning prior to availability of the Contract. Such total return figures are based upon the performance of the respective Underlying Fund, adjusted to reflect the maximum charges imposed under the Contract.

Average annual total return figures reflect the deduction of the mortality and expense risk charge of 1.10%, the administration charge of 0.15%, the Rider Charge of 0.43%, the Investment Adviser charge of 0.12% and the contingent deferred sales charge. Total return figures may be quoted that do not reflect deduction of the contingent deferred sales charge. The contingent deferred sales charge if reflected would lower the level of return quoted. Total return figures that do not reflect deduction of all charges will be accompanied by total return figures that reflect such charges.

All Average Annual Return figures are based upon the performance of the corresponding Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract, except that Average Annual Return (without contingent deferred sales charge), does not reflect any applicable withdrawal charge. Those charges, if reflected, would reduce the average annual return figures.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an account over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 or for such portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.